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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    February 17, 2005
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                                       ZAP
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 0-303000                    94-3210624
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)


                   501 FOURTH STREET, SANTA ROSA, CA      95401
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (707) 525-8658
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.


ITEM 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On February 17, 2005, ZAP (the "Company") issued 600,000 shares of the Company's common stock ("Common Stock") and three warrants to purchase up to an aggregate of 900,000 shares of Common Stock, to Lazarus Investment Partners LLP ("Lazarus"), pursuant to the terms and conditions of the purchase agreement, dated as of February 16, 2005, by and between the Company and Lazarus for an aggregate purchase price of $1,260,000. Each of the warrants is exercisable for a period of five years, and will be exercisable for 300,000 shares of Common Stock at the initial per share exercise prices of $2.50, $3.25, and $4.00, respectively.

On December 20, 2004, the Company issued 476,194 shares of Common Stock and a warrant to purchase up to an aggregate of 476,164 shares of Common Stock, to Platinum Partners Value Arbitrage Fund LP ("Platinum"), pursuant to the terms and conditions of the purchase agreement, dated as of December 20, 2004, by and between the Company and Platinum for an aggregate purchase price of $1,000,000. The warrant is exercisable for a period of three years at the per share exercise price of $5.00.

On December 10, 2004, the Company issued 240,279 shares of Common Stock and a warrant to purchase up to an aggregate of 240,279 shares of Common Stock, to a group of accredited investors (the "Accredited Investors"), pursuant to the terms and conditions of the purchase agreement, dated as of December 10, 2004, by and between the Company and each of the Accredited Investors for an aggregate purchase price of $432,500. The warrant is exercisable for a period of three years at the per share exercise price of $5.00.

The offer and sale of all securities pursuant to the foregoing transactions was exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), under Rule 506 insofar as: (1) each of the investors was accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Company in accordance with Rule 502(d);
(3) there were no more than 35 non-accredited investors in any transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).
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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       ZAP

                                       By: /S/ STEVEN M. SCHNEIDER
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                                           STEVEN M. SCHNEIDER,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

Date: February 18, 2005